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                     EMPLOYMENT AGREEMENT
                     --------------------

THIS AGREEMENT made as of the 31st day of March, 1998

BETWEEN:

MANLOE LABS, INC.,

(the "Corporation")

                   OF THE FIRST PART

AND:

ROGER HOCKING, of

(the "Employee")

                   OF THE SECOND PART

WHEREAS:

A.		The Corporation wishes to engage the services of the
Employee as President and manager of manufacturing of the Corporation upon the terms and conditions of this Agreement.

B.		The Employee has agreed to provide such services as a
Employee upon the terms and conditions hereinafter set forth.

NOW THIS AGREEMENT WITNESSES that in consideration of the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

1. 		Engagement of Employee
            ----------------------

1.1		The Corporation hereby engages the Employee as President
and manager of manufacturing of the Corporation and the Employee hereby accepts such employment.

1.2		The Employee shall perform all such acts and do all such
things as and when the same may be necessary to properly and efficiently carry out the duties of President and manager of manufacturing of the Corporation which duties shall include but shall not be limited to:

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(a)	exercising general direction and supervision over
manufacturing activities of the Corporation;

(b)	performing such other duties and observing such
instructions as may be reasonably assigned to him from time to time in his capacity of President and Manager of Manufacturing by the Board of Directors; and

(c)	generally at all times abiding by all lawful directions
given to him by the Board of Directors of the Corporation and the Chief Executive Officer of the Company.

1.3		The Employee shall at all times use its best efforts to
advance the interests of the Corporation, and shall faithfully, industriously, and to the best of its abilities, act as an employee of the Corporation in accordance with the terms and conditions of this Agreement.

1.4		The Employee warrants and represents to the Corporation
that the Employee is not party to any agreement or subject to any court order which would prevent the Employee from providing the Consulting Services.

2.		Remuneration
            ------------

2.1		The Company shall pay the Employee a gross salary (before
standard deductions) of $6,000 per month (the "Salary") in consideration of the duties performed by the Employee. The salary will increase to $8,000 per month upon the Corporation recording an aggregate net profit in any consecutive twelve month period. The
Company shall make all payments in respect of the Salary to the Employee in equal instalments on a bi-weekly basis commencing on the first payroll date of the Company after the date hereof. The
Employee's Salary shall be reviewed on an annual basis in each year of this Agreement during the term of this Agreement.

2.2 		The Company shall reimburse the Employee for reasonable
travelling and other expenses actually and properly incurred by the Employee in carrying out his duties hereunder, provided that such expenses are approved by the Chief Financial Officer of the Company and are supported by proper receipts, invoices or vouchers supplied to the Company within 30 days of the date any such expenses were incurred. The Company will provide the Employee with a mid-size automobile to be leased at a rate of not more than $400 per month and the Company will reimburse the Employee for reasonable automobile expenses.

2.3 		The Employee agrees to perform his duties on a continuous
and fulltime basis, provided that the Employee shall be entitled on reasonable prior written notice to 3 (three) weeks annual vacation during the each year of the term of this Agreement.

2.4		The Employee will be entitled to performance based
options to purchase shares of the parent of the Company to be granted at the discretion of the board of directors of the parent of the Company.

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3.		Term of Employment
            ------------------

3.1		The initial term of this Agreement shall be three (3)
years, commencing on the date of first written above, subject to earlier termination as hereinafter provided.

4.		Confidentiality and Non-Competition
            -----------------------------------

4.1		The Employee shall not, either during the term of this
Agreement or at any time there-after, disclose to any person any confidential information concerning the business or affairs of the Corporation which the Employee may have acquired in the course of or incidental to his employment hereunder or otherwise, and the Employee shall not directly or indirectly use (whether for his own benefit or the detriment or intended detriment of the Corporation) any confidential information he may acquire with respect to the business and affairs of the Corporation.

4.2		The Employee agrees with the Corporation that he will
not, either alone or in conjunction with any individual, firm, Corporation, association or other entity, whether as principal, agent, director, officer, Employee, shareholder or in any other capacity whatsoever:

(a)	during the term of this Agreement and for a one year
period from the termination of this Agreement, carry on, or be engaged in, concerned with or interested in, directly or indirectly, any business which is in whole or in part competitive with the business of the Corporation;

(b)	during the term of this Agreement and for a one year
period from the termination of this Agreement, attempt to solicit any suppliers, customers or employees of the business of the Corporation away from the Corporation;

(c)	during the term of this Agreement and for a one year
period from the termination of this Agreement, knowingly take any act as a result of which the relations between the Corporation and the suppliers or customers of the business of the Corporation may be impaired or which may otherwise be detrimental to the business of the Corporation.

5. 		Assignment of Inventions
            ------------------------


5.1 		Any and all inventions and improvements on which the
Employee may conceive or make, during the term of this Agreement, relating, or in any way, pertaining to or connected with any of the matters which have been, are or may become the subject of the Corporation's investigations, or in which the Corporation has been, is, or may become interested, shall be the sole and exclusive property of the Corporation, and the Employee will, whenever requested by the

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                                4

Corporation, execute any and all applications, assignments and other instruments which the Corporation shall deem necessary in order to apply for and obtain letters of patent for U.S. or foreign countries for the inventions or improvements and in order to assign and convey to the Corporation the sole and exclusive right, title and interest in and to the inventions or improvements, all expenses in connection with them to be borne by the Corporation. The Employee's obligations to execute the papers referred to in this paragraph shall continue beyond the termination of this Agreement with respect to any and all inventions or improvements conceived or made by him during the term of this Agreement, and the obligations shall be binding on the assigns, executors, administrators or other legal representatives of the Employee.

5.2		All inventions and discoveries relating to the business
of the Corporation and all knowledge and information which the Employee may acquire during his engagement shall be held by the Employee in trust for the benefit of the Corporation.

6.		Termination
            -----------

6.1		The Corporation may terminate this Agreement at any time
for just cause, provided that reasonable warning shall have been first given by the Corporation to the Employee and provided that those obligations of the Employee in this Agreement expressly stated to continue on termination shall continue upon termination and shall not terminate upon termination of this Agreement.

6.2		The Employee may terminate this Agreement at any time
upon three months written notice to the Corporation, provided that those obligations of the Employee in this Agreement expressly stated to continue on termination shall continue upon termination and shall not terminate upon termination of this Agreement.

7.		Notices
            -------

7.1		Any notice required or permitted to be given under this
Agreement shall be in writing and may be delivered personally or by telecopier, or by pre-paid registered post addressed to the parties at the above-mentioned addresses or at such address of which notice may be given by either of such parties. Any notice shall be deemed to have been received if personally delivered or by telex or telecopier, on the date of delivery and, if mailed as aforesaid, then on the fourth business day after and excluding the day of mailing.

8.		Assignment
            ----------

8.1		This Agreement may not be assigned in whole or in part by
the Employee without the prior written consent of the Corporation.

8.2		This Agreement may not be assigned in whole or in part by
the Corporation without the prior written consent of the Employee.

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                                5

9.		Interpretation
            --------------

9.1 		This Agreement shall be governed by and construed in
accordance with the laws of the State of Nevada.

9.2		All headings used in this Agreement are for convenience
of reference only and are not to be used as an aid in the interpretation of this Agreement.

9.3		This Agreement replaces and supercedes all other
contracts, including consulting agreements and employment agreements, between the Employee and the Corporation.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.


MANLOE LABS, INC.
by its authorized signatory:

/s/ Roger Hocking
_________________________________
Authorized Signatory


SIGNED, SEALED AND DELIVERED	      )
BY ROGER HOCKING in			)
the presence of:				)
                                    )
                                    )
/s/ Steven L. Waddle         		)	/s/ Roger Hocking
---------------------------------   )     ------------------------
Signature					)	ROGER HOCKING
                                    )
STEVEN L. WADDLE               	)
---------------------------------   )
Name						)
                                    )
6320 SANDHILL RD #10               	)
---------------------------------   )
Address					)
LAS VEGAS   NV 89120